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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                          ____________________________

                                    FORM 8-K

             Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 14, 2000

                         Saxon Asset Securities Company
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


          Virginia                     34-0-20552               54-1810895
------------------------------  ------------------------    --------------------
(State or other jurisdiction    (Commission File Number)         (IRS Employer
of incorporation)                                            Identification No.)

                   4880 Cox Road, Glen Allen, Virginia 23060
                   -----------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (804) 967-7400
                                                          --------------
================================================================================
     (Former name or former address, if changed since last report.)
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Item 1.   Changes in Control of Registrant.  Not Applicable.

Item 2.   Acquisition or Disposition of Assets.  Not Applicable.

Item 3.   Bankruptcy or Receivership.  Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.  Not Applicable.

Item 5.   Other Events.

          On June 14, 2000, the Registrant caused the issuance and sale of Mortgage Loan Asset Backed Certificates, Series 2000-2, pursuant to a Trust Agreement dated as of June 1, 2000, among the Registrant, Saxon Mortgage, Inc., as Master Servicer, and Bankers Trust Company, as Trustee, and incorporating by reference the February 2000 Edition of the Standard Terms to Trust Agreement (the "Trust Agreement"). Capitalized terms used and not defined herein shall have the meanings assigned to them in the Trust Agreement.

          Certificates were issued with original principal amounts and pass-through rates set forth below:

       Designation             Pass-Through Rate    Principal Balance
   Class AF-1 Certificates         Variable/(1)/           $124,170,000
   Class AF-2 Certificates           7.965%/(1)/           $ 63,243,000
   Class AF-3 Certificates           8.051%/(1)/           $ 74,120,000
   Class AF-4 Certificates           8.234%/(1)/           $ 64,245,000
   Class AF-5 Certificates           8.483%/(1)/           $ 52,732,000
   Class AF-6 Certificates           7.971%/(1)/           $ 48,998,000
   Class MF-1 Certificates           8.370%/(1)/           $ 26,949,000
   Class MF-2 Certificates           8.664%/(1)/           $ 13,964,000
   Class BF-1 Certificates           8.700%/(1)/           $ 12,005,000
   Class BF-2 Certificates           8.700%/(1)/           $  9,554,202
   Class AV-1 Certificates         Variable/(2)/           $209,767,000
   Class MV-1 Certificates         Variable/(2)/           $ 16,251,000
   Class MV-2 Certificates         Variable/(2)/           $ 12,000,000
   Class BV-1 Certificates         Variable/(2)/           $  6,126,000
   Class BV-2 Certificates         Variable                $  5,875,798
   Class A-I0 Certificates            6.00%                         /(3)/
   Class PF-1 Certificates                 /(4)/           $         50
   Class PV-1 Certificates                 /(4)/           $         50
   Class C Certificates            Variable                         /(3)/
   Class R Certificates                    /(4)/                    /(3)/

/(1)/ Subject to a cap based on the Net Rate on the Fixed Rate Mortgage Loans for the applicable Accrual Period.
/(2)/ Subject to a cap based on the Available Funds on the Adjustable Rate Mortgage Loans for the applicable Accrual Period.
/(3)/ The Class A-I0, Class C and Class R Certificates do not have principal balances.
/(4)/ The Class PF-1, Class PV-1 and Class R Certificates do not have an interest rate.

          The Certificates represent undivided ownership interest in pools of mortgage loans (the "Mortgage Loans") held by a trust (the "Trust") created pursuant to the Trust Agreement . The Mortgage Loans were acquired by the Registrant from Saxon Mortgage, Inc. ("SMI"), an affiliate of the Registrant which originated or acquired the Mortgage Loans from various mortgage banking institutions. The Mortgage Loans are secured by liens on single family residential properties, including investment properties (which may be condominiums, one family residences, one to four family residences or homes in planned unit
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developments). The Mortgage Loans will be serviced by Meritech Mortgage
Services, Inc., an affiliate of the Registrant.

         The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1, Class AV-1, Class MV-1, Class MV-2, Class BV-1 and Class A-I0 Certificates were purchased by Banc of America Securities LLC, Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Prudential Securities Incorporated, and Banc One Capital Markets, Inc. (the "Underwriters"), from the Seller pursuant to an Underwriting Agreement dated June 1, 2000, and offered pursuant to Registration Statement No. 333-35370 by the Underwriters from time to time in negotiated transactions or otherwise, at varying prices to be determined at the time of sale.

         Elections will be made to treat certain assets of the Trust as real estate mortgage investment conduits ("REMICs") for federal income tax purposes. Each Class of Certificates listed above (other than the Class R Certificates) will constitute "regular interests" in the Issuing REMIC.

Item 6.  Resignations of Registrant's Directors.  Not Applicable.

Item 7.  Financial Statements and Exhibits

         (a)  Financial statements of businesses acquired.  Not Applicable.
         (b)  Pro forma financial information.  Not Applicable.
         (c)  Exhibits

              Exhibit 1. Underwriting Agreement dated June 1, 2000, among Saxon Asset Securities Company, Saxon Mortgage Inc., Banc of America Securities LLC, Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Prudential Securities Incorporated, and Banc One Capital Markets, Inc.

              Exhibit 2. Trust Agreement dated June 1, 2000, among Saxon Asset Securities Company, Saxon Mortgage, Inc., as Master Servicer, and Bankers Trust Company, as Trustee.

Item 8.  Change in Fiscal Year.  Not Applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S.  Not Applicable.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           SAXON ASSET SECURITIES COMPANY


                                           By: /s/ Bradley D. Adams
                                               --------------------------
                                               Bradley D. Adams, Vice President


June 23, 2000

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                                 INDEX TO EXHIBITS

1 Underwriting Agreement dated June 1, 2000, among Saxon Asset Securities Company, Saxon Mortgage Inc., Banc of America Securities LLC, Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Prudential Securities Incorporated and Banc One Capital Markets, Inc.

2 Trust Agreement dated June 1, 2000, among Saxon Asset Securities Company, Saxon Mortgage, Inc., as Master Servicer, and Bankers Trust Company, as Trustee.

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